Performance Commentary | July 2023

For July 2023, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -0.43% and a net return of -0.46%. Its benchmark, the Bloomberg U.S. Aggregate Bond Index* (Bloomberg Aggregate or Benchmark), reported a return of -0.07% for the month.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to HIT’s relative performance vs. Bloomberg Aggregate* included:

●	The portfolio’s yield to worst of 5.70%, a relative yield advantage of 85 basis points (bps) over the Bloomberg Aggregate as of July 31, 2023.

●	The portfolio’s underweight to Treasuries, the worst performing major asset class in the Benchmark on both a total and excess return basis during July. The HIT portfolio had a 3.6% allocation to the sector versus 41.1% in the Bloomberg Aggregate at month end.

●	The portfolio’s short relative duration versus the Benchmark as rates sold off across most of the curve. The 2-year rate decreased by approximately 2 bps while the 5-, 7-, 10-, and 30-year rates increased by approximately 2, 8, 12, and 15 bps, respectively.

●	The portfolio’s overweight to adjustable-rate securities as rates continued to rise. The HIT had an allocation of 12.8% to adjustable-rate securities at the end of the month while the benchmark held only fixed rate securities.

July 2023 Portfolio Commentary

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate* included:

●	The portfolio’s underweight to corporate bonds, the best performing major sector on both an excess and total return basis, at 90 bps and 34 bps, respectively, for the month. The HIT does not invest in corporate bonds, whereas the sector comprised 24.8% of the Benchmark on July 31, 2023.

●	The portfolio’s underweight to agency-insured, fixed-rate single family MBS, the second best performing major asset class in the Benchmark on an excess return basis. The portfolio was underweight to the sector at month end, with a 13.3% allocation compared to 26.9% in the Bloomberg Aggregate.

●	Performance by Ginnie Mae REMIC structures in the HIT’s portfolio as spreads to Treasuries widened by approximately 53 bps during the month. On July 31, 2023, the portfolio had a 11.9% allocation to REMICS while the Benchmark had none.

●	Performance by some agency multifamily MBS in the HIT’s portfolio as nominal spreads to Treasuries widened. FHA/Ginnie Mae permanent (PLC) and construction/permanent (CLC) loan certificates widened to Treasuries by approximately 5 bps and 2 bps, respectively. The HIT portfolio had an allocation of 12.5% and 3.8% to PLCs and CLCs, respectively, at the end of the month while the Benchmark had none

●	The portfolio’s overweight to the highest credit quality sector (i.e. AAA-rated) of the investment grade universe, whose excess returns of 11 bps were the lowest among the four credit ratings buckets (AAA, AA, A and BBB) of the Bloomberg Aggregate. Approximately 88% of the HIT portfolio was either AAA-rated or carried a government or GSE guarantee, compared to 72.7% for the Bloomberg Aggregate.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

July 2023 Portfolio Commentary

Market Data

July 2023 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.35%	0	6.12
Agencies	0.18%	6	3.35
Single family agency MBS (RMBS)	-0.07%	28	6.12
Corporates	0.34%	90	7.08
Commercial MBS (CMBS)	0.22%	21	4.43
Asset-backed securities (ABS)	0.42%	23	2.73
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	6/30/23	7/31/23	Change
1 Month	5.106%	5.347%	0.240%
3 Month	5.284%	5.400%	0.117%
6 Month	5.406%	5.448%	0.042%
1 Year	5.392%	5.378%	-0.014%
2 Year	4.895%	4.877%	-0.019%
3 Year	4.527%	4.525%	-0.002%
5 Year	4.156%	4.177%	0.022%
7 Year	3.993%	4.075%	0.082%
10 Year	3.837%	3.959%	0.122%
20 Year	4.072%	4.211%	0.139%
30 Year	3.860%	4.010%	0.149%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

July 2023 Portfolio Commentary

Portfolio Data On July 31, 2023

Net Assets	$6,289.90 million
Portfolio Effective Duration	5.94 years	Convexity	0.249
Portfolio Average Coupon	3.45%	Maturity	10.42 years
Portfolio Yield to Worst[1]	5.70%	Portfolio Current Yield[1]	3.89%
Number of Holdings	928	Average Price[2]	87.78

Sector Allocations: 3

Multifamily Investments	80.55%	CMBS – Agency Multifamily**	66.67%
Agency Single-Family MBS	13.71%	Agency Single-Family MBS	13.71%
U.S. Treasury	3.64%	U.S. Treasury Notes/Bonds	3.64%
AAA Private-Label CMBS	0.76%	State Housing Permanent Bonds	4.41%
Cash & Short-Term Securities	1.34%	State Housing Construction Bonds	3.83%
		Direct Construction Loans	6.40%
		Cash & Short-Term Securities	1.34%
		**Includes multifamily MBS (59.59%), MF Construction MBS (6.32%), and AAA Private-Label CMBS (0.76%).
Quality Distribution: [3]
U.S. Government or Agency	84.16%
AAA	2.54%
AA	5.56%
A	0.00%
Not Rated	6.40%
Cash	1.34%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution (based on average life):
Cash	1.34%	5-5.99 years	15.23%	0 – 1 year	6.43%
0-0.99 years	17.50%	6-6.99 years	14.20%	1 – 2.99 years	6.35%
1-1.99 years	2.64%	7-7.99 years	8.69%	3 – 4.99 years	12.35%
2-2.99 years	2.41%	8-8.99 years	2.05%	5 – 6.99 years	23.05%
3-3.99 years	10.06%	9-9.99 years	1.25%	7 – 9.99 years	37.17%
4-4.99 years	11.69%	Over 10 years	12.95%	10 – 19.99 years	9.77%
				Greater than 20 years	4.87%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Portfolio market value weighted by current face.

3 Based on value of total investments and includes unfunded commitments but does not include U.S. treasury futures contracts.

4